Exhibit 99.2
The instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Dealer Managers, the Depositary, the Information Agent, your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).
LETTER OF ACCEPTANCE AND TRANSMITTAL
FOR COMMON SHARES
OF
VINCOR INTERNATIONAL INC.
Pursuant to the Offer dated October 19, 2005
THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M.
(TORONTO TIME) ON MONDAY, NOVEMBER 28, 2005 UNLESS THE OFFER IS EXTENDED.
      This Letter of Acceptance and Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates for common shares (the “Common Shares”) of Vincor International Inc. (“Vincor” or the “Company”) deposited pursuant to the offer to purchase (the “Offer”) dated October 19, 2005 made by 4307003 Canada Inc., a wholly-owned subsidiary of Constellation Brands, Inc.
      The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase and Circular dated October 19, 2005 shall have the meanings set out in the Offer to Purchase and Circular.
      Shareholders of Common Shares who wish to deposit Common Shares but whose certificates for such Common Shares are not immediately available or who cannot deliver all the certificates and Letter of Acceptance and Transmittal to the Depositary at or before the Expiry Time must deposit their Common Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.
      This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith.
      Delivery of this Letter of Acceptance and Transmittal to an address other than as set forth below will not constitute a valid delivery to the Depositary. You must sign this Letter of Acceptance and Transmittal in the appropriate space provided below and if you are a U.S. Shareholder, you must also complete the Substitute Form W-9 set forth on page 10 (see Instruction 10, “Important Tax Information for U.S. Holders”).

TO:	4307003 CANADA INC. (the “Offeror”), a wholly-owned subsidiary of Constellation Brands, Inc.

AND TO:	CIBC MELLON TRUST COMPANY (the “Depositary”), at its offices set out herein
      The undersigned delivers to you the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for Common Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

Number of Common
		Shares Represented by	Number of Common
Certificate Number	Name in which Registered	Certificate	Shares Deposited

TOTAL

(If space is insufficient, please attach a list in the above form.)

     The undersigned acknowledges receipt of the Offer to Purchase and accompanying Circular dated October 19, 2005 and represents and warrants that the undersigned has good and sufficient authority to deposit, sell and transfer the Common Shares represented by the enclosed certificate(s) (the “Deposited Common Shares”) and that, when such Deposited Common Shares are accepted for payment by the Offeror, the Offeror will acquire good title to such Deposited Common Shares free from all liens, charges, encumbrances, claims and equities in accordance with the following:
      IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED the undersigned irrevocably deposits, sells, assigns and transfers to the Offeror all of the rights, title and interest of the undersigned in and to the Deposited Common Shares and, except as provided below, in and to any and all dividends, distributions, payments, securities, property or other interests (collectively, “distributions”) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Common Shares or any of them on or after the date of the Offer, as well as the right of the undersigned to receive any and all distributions.
      If, notwithstanding such assignment, any distributions are received by or made payable to or to the order of the undersigned, then (a) in the case of any such cash dividend, cash distribution or payment that does not exceed the purchase price per Common Share, the cash payable per Common Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (b) in the case of any such cash dividend, cash distribution or payment that exceeds the purchase price per Common Share or in the case of any other dividend, distribution, payment, right or other interest, the whole of any such dividend, distribution, payment, right or other interest, will be received and held by the depositing Shareholder for the account of and for the benefit of the Offeror and shall be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any non-cash dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price the amount or value thereof, as determined by the Offeror in its sole discretion.
      Shareholders whose Common Share certificate(s) is (are) not immediately available or who cannot cause their Common Share certificate(s) and all other required documents to be delivered to the Depositary at or before the Expiry Time must deliver their Common Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer, “Manner of Acceptance — Procedure for Guaranteed Delivery”.
      The undersigned irrevocably appoints each of Richard Sands, Robert Sands and Paul Hetterich, each of whom is an officer or director of the Offeror, and any other person designated by the Offeror in writing (each an “Appointee”) as, the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Deposited Common Shares taken up and paid for under the Offer and any distributions on such Deposited Common Shares (which securities upon being taken up and paid for are, together with any distributions thereon, are hereinafter referred to as the “Purchased Securities”), effective on and after the date the Offeror takes up and pays for such Deposited Common Shares, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable). This Letter of Acceptance and Transmittal irrevocably authorizes an Appointee in the name of and on behalf of the undersigned: (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by or on behalf of the Company; (b) for so long as any of such Purchased Securities are registered or recorded in the name of the undersigned (whether or not they are now so registered or recorded) to exercise any and all rights of the undersigned including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company, to vote any or all Purchased Securities, to execute, deliver and revoke any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Purchased Securities and to designate in any such instrument, authorization or consent any person or persons as the proxy of the undersigned in respect of the Purchased Securities for all purposes; (c) to execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all cheques or other instruments representing any distribution payable to or to the order of, or endorsed in favour of, the undersigned and (d) exercise any rights of the undersigned with respect to such Purchased Securities.
      The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Common Shares or any distributions. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Common Shares or any distributions by or on behalf of the undersigned, unless the Deposited Common Shares are not taken up and paid for under the Offer.

      The undersigned agrees not to vote any of the Deposited Common Shares taken up and paid for under the Offer, or distributions on such Common Shares consisting of securities, at any meeting (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company and not to exercise any of the other rights or privileges attaching to any of such Deposited Common Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Offeror, at any time and from time to time, as and when requested by and at the expense of the Offeror, any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of any such Deposited Common Shares or distributions consisting of securities. The undersigned agrees further to appoint in any such instruments of proxy authorizations or consents the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the undersigned in respect of such Deposited Common Shares or distributions consisting of securities.
      The undersigned covenants and agrees to execute, upon request, all such documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Common Shares and distributions effectively to the Offeror.
      Each authority conferred or agreed to be conferred by the undersigned in this Letter of Acceptance and Transmittal is irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Acceptance and Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, the deposit of Common Shares pursuant to this Letter of Acceptance and Transmittal is irrevocable.
      The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Common Shares, to mail the cheques, payable in Canadian funds, by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should any Deposited Common Shares not be purchased, the certificates for Deposited Common Shares and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Common Shares from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Common Shares.
      By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned and both of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre et son acceptation au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BLOCK A
(See instructions 3 and 4)
ISSUE CHEQUE IN THE NAME OF:
(please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Tax Identification, Social Insurance or Social Security No.; See Substitute Form W-9 included herein)
BLOCK B
(See instructions 3 and 4)
SEND CHEQUE (UNLESS BLOCK C
IS CHECKED) TO:
(please print or type)
☐ Same address as Block A or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)
BLOCK C
☐ DELIVER CHEQUE AGAINST COUNTER RECEIPT
BLOCK D
(See instruction 2)

☐	CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING:
(Please print or type)
Name of Registered Holder:

Date of Execution of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

BLOCK E
INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER
The owner signing below represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is: (please print or type)
(See instruction 7)
(Please print or type)

(Firm)	(Registered Representative)	(Telephone Number)

(Address)		(Fax Number)
☐ CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED
☐ CHECK HERE IF A DISK OF BENEFICIAL HOLDERS IS TO FOLLOW
BLOCK F
STATUS AS U.S. HOLDER
Indicate whether you are a U.S. Holder or are acting on behalf of a U.S. Holder.

☐	The owner signing on page 6 represents that it is not a U.S. Holder and is not acting on behalf of a U.S. Holder.

☐	The owner signing on page 6 is a U.S. Holder or is acting on behalf of a U.S. Holder.
A U.S. Holder is any holder of Common Shares that is either providing an address in block A that is located within the United States or any territory or possession thereof or that is a U.S. person for United States federal income tax purposes.
To avoid U.S. backup withholding, if you are a U.S. Holder or acting on behalf of a U.S. Holder, you must furnish Substitute Form W-9 or, in certain circumstances, another withholding tax certificate. You can find more information on page 9 (see Instruction 10, “Important Tax Information For U.S. Holders”).

SIGN HERE
If you are a U.S. Shareholder, you must also complete
the accompanying Substitute Form W-9
Signature guaranteed by (if required under Instruction 4):

Dated:

Authorized Signature of Guarantor	Signature of holder of Common Shares or Authorized Representative — See Instructions 3 and 5

Name of Guarantor (please print or type)	Name of holder of Common Shares (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable

Daytime telephone number of holder of Common Shares or Authorized Representative

Daytime facsimile number of holder of Common Shares or Authorized Representative

Tax Identification, Social Insurance or Social Security Number of holder of Common Shares (See Substitute Form W-9 included herein)

INSTRUCTIONS
1.   Use of Letter of Acceptance and Transmittal

(a) This Letter of Acceptance and Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificate(s) representing the Deposited Common Shares must be received by the Depositary at any of the offices specified below before 5:00 p.m. (Toronto time) on November 28, 2005, the Expiry Time, unless the Offer is extended or unless the procedures for guaranteed delivery set out in paragraph 2 below are employed.

(b) The method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. The Offeror recommends that the necessary documentation be hand delivered to the Depositary, as applicable, at any of the offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares. Delivery to any office or transmission other than to the specified office or facsimile number does not constitute delivery for this purpose.
2.   Procedures for Guaranteed Delivery
      If a Shareholder wishes to deposit Common Shares pursuant to the Offer and (i) the certificate(s) representing such Common Shares are not immediately available or (ii) the Shareholder cannot deliver the certificate(s) representing such Common Shares and all other required documents to the Depositary on a timely basis at or prior to the Expiry Time, such Common Shares may nevertheless be deposited provided that all of the following conditions are met:

(a) such a deposit is made by or through an Eligible Institution (as defined below);

(b) a properly completed and duly executed Notice of Guaranteed Delivery in the form accompanying this Letter of Acceptance and Transmittal or an originally signed facsimile copy thereof is received by the Depositary at its Toronto office as set forth in the Notice of Guaranteed Delivery (by hand, facsimile transmission or mail) together with a guarantee in the form set forth in such Notice of Guaranteed Delivery by an Eligible Institution, at or prior to the Expiry Time; and

(c) the certificate(s) representing the Deposited Common Shares in proper form for transfer together with a properly completed and duly executed copy of the Letter of Acceptance and Transmittal, or a manually signed facsimile thereof, must be received at the Toronto office of the Depositary on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time.
      An “Eligible Institution” means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.
3.   Signatures
      This Letter of Acceptance and Transmittal must be filled in and signed by the holder of Common Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5 below).

(a) If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Acceptance and Transmittal.

(b) If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 4 below.
4.   Guarantee of Signatures
      If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the Deposited Common Shares or if the payment is to be made in a name other than the registered owner(s), or if Deposited Common Shares not purchased are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of Vincor, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).
5.   Fiduciaries, Representatives and Authorizations
      Where this Letter of Acceptance and Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.
6.   Partial Tenders
      If less than the total number of Common Shares evidenced by any certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder unless otherwise provided as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.
7.   Solicitation
      Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on this Letter of Acceptance and Transmittal. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the place of deposit.
8.   Miscellaneous

(a) If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Common Shares, additional certificate numbers and number of Deposited Common Shares may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

(b) If Deposited Common Shares are registered in different forms (e.g., “John Doe” and “J. Doe”) a separate Letter of Acceptance and Transmittal should be signed for each different registration.

(c) No alternative, conditional or contingent deposits will be accepted.

(d) The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

(e) Additional copies of the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Dealer Managers or the Depositary at their respective offices at the addresses listed below.
9.   Lost Certificates
      If a share certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements, which must be properly completed and submitted in good order to the Depositary on or prior to the Expiry Time.

10. Important Tax Information for U.S. Holders
      To prevent backup withholding on any payment made to a U.S. Holder (or person acting on behalf of a U.S. Holder) with respect to Common Shares tendered, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. taxpayer identification number, or TIN, (or the TIN of the person on whose behalf you are acting) by completing the Substitute Form W-9 as described more fully below. If you are a U.S. Holder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request.
      Backup withholding is not an additional tax. Amounts withheld are creditable against the shareholder’s regular United States federal income tax liability, and any amount overwithheld generally will be refundable to the shareholder if the shareholder properly files a United States federal income tax return.
      Each U.S. Holder of Common Shares is urged to consult his or her own tax advisor to determine whether such holder is required to furnish Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.
      You are a U.S. person, if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.
      Each tendering U.S. person is required to provide the Depositary with a correct TIN and with certain other information on Substitute Form W-9, which is attached below, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.
      The TIN is generally the U.S. person’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Common Shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Common Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. Holder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Holder writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.
      U.S. Holders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. The Depositary will provide such forms upon request. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING
TO BE COMPLETED BY TENDERING HOLDERS OF COMMON SHARES (OR OTHER PAYEES)

Payer’s Name: CIBC Mellon Trust Company

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I — Taxpayer Identification Number — For all accounts, enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Name

Business Name

Please check appropriate box
☐  Individual/ Sole Proprietor
☐  Corporation
☐  Partnership       ☐ Other

Address

City, State, Zip Code

Social Security Number

OR

Employer Identification Number

(If awaiting TIN, write “Applied For”)

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐

Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature	------------------------------------------------------- Date
Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions
Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.)
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Exempt payees. Backup withholding is not required on any payments made to the following payees:
1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2. The United States or any of its agencies or instrumentalities,
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4. A foreign government or any of its political subdivisions, agencies, or instrumentalities,
5. An international organization or any of its agencies or instrumentalities,
6. A corporation,
7. A foreign central bank of issue,
8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
9. A futures commission merchant registered with the Commodity Futures Trading Commission,
10. A real estate investment trust,
11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
12. A common trust fund operated by a bank under section 584(a), and
13. A financial institution.
Part I–Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.
If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.
Note: See the chart on this page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.
If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Part II–Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required).
1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. The authority to disclose information to combat terrorism expired on December 31, 2003. Legislation is pending that would reinstate this authority.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.
What Name and Number To Give the Requestor

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the
account or, if combined
funds, the first individual
on the account[1]
3. Custodian account of a minor (Uniform. Gift to Minors	The minor[2]
Act)
4. a. The usual revocable savings trust. (grantor is also	The grantor-trustee[1]
trustee)
b. So-called trust account that is not a legal or valid trust	The actual owner[1]
under state law
5. Sole proprietorship or single-owner LLC	The owner[3]
6. Sole proprietorship or single-owner LLC	The owner[3]
7. A valid trust, estate, or pension trust	Legal entity[4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or	The organization
other tax-exempt organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of	The public entity
a public entity (such as a state or local government, school district, or prison) that receives agricultural program
payments

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name, but you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
4 List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Depositary, CIBC Mellon Trust Company

By Hand or Courier: 199 Bay Street Commerce Court West Securities Level Toronto, ON M5L 1G9 Attn. Corporate Actions	By Mail: P.O. Box 1036 Adelaide Street Postal Station Toronto, ON M5C 2K4
Telephone: 1-800-387-0825 (toll-free)
416-643-5500 (local Toronto)
e-mail: inquiries@cibcmellon.com
By Hand or Courier:

Montreal 2001 University Street Suite 1600 Montreal, QC H3A 2A6	Vancouver 1066 West Hastings Street Suite 1600 Vancouver, BC V6E 3X1	Calgary #600 The Dome Tower 333 – 7th Avenue S.W. Calgary, AB T2P 2Z1
The Information Agent for the Offer is:
INNISFREE M&A INCORPORATED
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders Call Toll Free: (888) 750-5835 (English)
(877) 750-9499 (French)
Banks and Brokers Call Collect: (212) 750-5833
The Dealer Managers for the Offer are:

In Canada: TD Securities Inc. 66 Wellington Street West TD Bank Tower, 8th Floor Toronto, Ontario M5K 1A2 Telephone: (416) 307-3752 Facsimile: (416) 308-0182	In the United States: TD Securities (U.S.A.) LLC 31 West 52nd Street New York, New York, 10019 Telephone: (212) 827-7565 Facsimile: (212) 827-7245
Any questions and requests for assistance or additional copies of the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be directed by Shareholders to the Dealer Managers or the Depositary at their respective telephone numbers and addresses listed above. You may also contact your broker, dealer, bank, trust company or other nominee for assistance.